Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Second Quarter 2011

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Second Quarter 2011

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Revenues
Property-liability insurance premiums	$6,457	$6,448	$6,442	$6,499	$6,513	$6,503	$12,905	$13,016
Life and annuity premiums and contract charges	547	569	531	548	545	544	1,116	1,089
Net investment income	1,020	982	998	1,005	1,049	1,050	2,002	2,099
Realized capital gains and losses:
Total other-than-temporary impairment losses	(82)	(156)	(300)	(99)	(288)	(250)	(238)	(538)
Portion of loss recognized in other comprehensive income	(4)	(27)	27	(68)	(18)	(5)	(31)	(23)
Net other-than-temporary impairment losses recognized in earnings	(86)	(183)	(273)	(167)	(306)	(255)	(269)	(561)
Sales and other realized capital gains and losses	143	279	389	23	(145)	(93)	422	(238)
Total realized capital gains and losses	57	96	116	(144)	(451)	(348)	153	(799)
Total revenues	8,081	8,095	8,087	7,908	7,656	7,749	16,176	15,405

Costs and expenses
Property-liability insurance claims and claims expense	6,355	4,476	4,842	4,603	4,714	4,792	10,831	9,506
Life and annuity contract benefits	422	454	443	445	485	442	876	927
Interest credited to contractholder funds	417	418	449	445	450	463	835	913
Amortization of deferred policy acquisition costs	1,018	1,051	1,065	1,006	949	1,014	2,069	1,963
Operating costs and expenses	802	838	835	828	789	829	1,640	1,618
Restructuring and related charges	11	9	(3)	9	13	11	20	24
Interest expense	91	92	92	91	92	92	183	184
Total costs and expenses	9,116	7,338	7,723	7,427	7,492	7,643	16,454	15,135

Gain (loss) on disposition of operations	6	(23)	(1)	9	2	1	(17)	3

(Loss) income from operations before income tax (benefit) expense	(1,029)	734	363	490	166	107	(295)	273

Income tax (benefit) expense	(409)	215	67	123	21	(13)	(194)	8

Net (loss) income	$(620)	$519	$296	$367	$145	$120	$(101)	$265

Earnings per share: (1)

Net (loss) income per share - Basic	$(1.19)	$0.98	$0.55	$0.68	$0.27	$0.22	$(0.19)	$0.49
Weighted average shares - Basic	523.1	531.0	539.5	540.9	540.7	540.5	528.2	540.4

Net (loss) income per share - Diluted (2)	$(1.19)	$0.97	$0.55	$0.68	$0.27	$0.22	$(0.19)	$0.49
Weighted average shares - Diluted (2)	523.1	533.6	542.0	543.0	543.0	541.8	528.2	542.4

Cash dividends declared per share	$0.21	$0.21	$0.20	$0.20	$0.20	$0.20	$0.42	$0.40

(1)               In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)               As a result of the net loss for the three-months and six-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock options (non-participating) in both periods were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Contribution to income

Operating (loss) income before the impact of restructuring and related charges	$(635)	$503	$270	$457	$450	$382	$(132)	$832
Restructuring and related charges, after-tax	(7)	(6)	1	(5)	(9)	(7)	(13)	(16)

Operating (loss) income *	(642)	497	271	452	441	375	(145)	816

Realized capital gains and losses, after-tax	36	63	76	(93)	(294)	(226)	99	(520)
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	8	-	-	-	-	5	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(5)	(26)	(43)	7	4	(2)	(31)	2
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	1	-	-	-	(18)	1	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(10)	(9)	(7)	(5)	(7)	(10)	(19)	(17)
Gain (loss) on disposition of operations, after-tax	4	(15)	(1)	6	1	1	(11)	2

Net (loss) income	$(620)	$519	$296	$367	$145	$120	$(101)	$265

Income per share - Diluted(1) (2)

Operating (loss) income before the impact of restructuring and related charges	$(1.21)	$0.94	$0.50	$0.84	$0.83	$0.70	$(0.25)	$1.53
Restructuring and related charges, after-tax	(0.02)	(0.01)	-	(0.01)	(0.02)	(0.01)	(0.02)	(0.03)

Operating (loss) income	(1.23)	0.93	0.50	0.83	0.81	0.69	(0.27)	1.50

Realized capital gains and losses, after-tax	0.07	0.12	0.14	(0.17)	(0.53)	(0.42)	0.19	(0.95)
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	0.02	-	-	-	-	0.01	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.05)	(0.08)	0.01	-	-	(0.06)	-
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	(0.03)	-	(0.03)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.02)	(0.02)	(0.01)	-	(0.01)	(0.02)	(0.04)	(0.03)
Gain (loss) on disposition of operations, after-tax	0.01	(0.03)	-	0.01	-	-	(0.02)	-

Net (loss) income	$(1.19)	$0.97	$0.55	$0.68	$0.27	$0.22	$(0.19)	$0.49

Weighted average shares - Diluted	523.1	533.6	542.0	543.0	543.0	541.8	528.2	542.4

(1)         In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)         As a result of the net loss for the three-months and six-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock options (non-participating) in both periods were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Property-Liability
Property-liability insurance premiums	$6,457	$6,448	$6,442	$6,499	$6,513	$6,503	$12,905	$13,016
Net investment income	310	284	291	284	310	304	594	614
Realized capital gains and losses	(8)	57	82	(107)	(106)	(190)	49	(296)

Total Property-Liability revenues	6,759	6,789	6,815	6,676	6,717	6,617	13,548	13,334

Allstate Financial
Life and annuity premiums and contract charges	547	569	531	548	545	544	1,116	1,089
Net investment income	694	684	692	707	723	731	1,378	1,454
Realized capital gains and losses	62	39	36	(38)	(353)	(162)	101	(515)

Total Allstate Financial revenues	1,303	1,292	1,259	1,217	915	1,113	2,595	2,028

Corporate and Other
Service fees (1)	2	2	3	2	3	3	4	6
Net investment income	16	14	15	14	16	15	30	31
Realized capital gains and losses	3	-	(2)	1	8	4	3	12

Total Corporate and Other revenues before reclassification of services fees	21	16	16	17	27	22	37	49

Reclassification of service fees (1)	(2)	(2)	(3)	(2)	(3)	(3)	(4)	(6)

Total Corporate and Other revenues	19	14	13	15	24	19	33	43

Consolidated revenues	$8,081	$8,095	$8,087	$7,908	$7,656	$7,749	$16,176	$15,405

(1)         For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2011	2011	2010	2010	2010		2011	2011	2010	2010	2010

Assets						Liabilities
Investments						Reserve for property-liability insurance claims and claims expense	$20,456	$19,494	$19,468	$19,294	$19,434
Fixed income securities, at fair value (amortized cost $76,502, $79,292, $78,786, $80,786 and $81,425)	$78,414	$80,242	$79,612	$83,193	$81,925	Reserve for life-contingent contract benefits	13,787	13,552	13,482	13,955	13,483
Equity securities, at fair value (cost $4,329, $3,792, $4,228, $3,447 and $3,356)	4,954	4,437	4,811	3,707	3,254	Contractholder funds	45,078	46,834	48,195	48,936	49,443
Mortgage loans	6,827	6,582	6,679	6,961	7,173	Unearned premiums	9,727	9,563	9,800	10,001	9,684
Limited partnership interests	4,400	4,077	3,816	3,454	3,119	Claim payments outstanding	948	761	737	733	733
Short-term, at fair value (amortized cost $2,536, $1,986, $3,279, $2,776 and $2,414)	2,536	1,986	3,279	2,776	2,414	Other liabilities and accrued expenses	6,152	6,369	5,564	5,945	6,054
Other	2,158	2,287	2,286	2,123	2,058	Long-term debt	5,907	5,908	5,908	5,909	5,909
Total investments	99,289	99,611	100,483	102,214	99,943	Separate Accounts	8,175	8,603	8,676	8,459	8,003
						Total liabilities	110,230	111,084	111,830	113,232	112,743
						Equity
						Common stock, 517 million, 524 million, 533 million, 538 million and 538 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,165	3,156	3,176	3,165	3,155
						Retained income	31,647	32,377	31,969	31,781	31,552
						Deferred ESOP expense	(43)	(42)	(44)	(45)	(44)
						Treasury stock, at cost (383 million, 376 million, 367 million, 362 million and 362 million shares)	(16,387)	(16,173)	(15,910)	(15,755)	(15,760)
						Accumulated other comprehensive income:
Cash	693	641	562	500	711	Unrealized net capital gains and losses:
Premium installment receivables, net	4,869	4,842	4,839	4,981	4,830	Unrealized net capital losses on fixed income securities with other-than-temporary impairments	(156)	(167)	(190)	(200)	(332)
Deferred policy acquisition costs	4,572	4,697	4,769	4,671	5,003	Other unrealized net capital gains and losses	1,783	1,186	1,089	1,919	588
Reinsurance recoverables, net (1)	6,446	6,589	6,552	6,597	6,537	Unrealized adjustment to DAC, DSI and insurance reserves	(181)	60	36	(427)	72
Accrued investment income	875	885	809	847	851	Total unrealized net capital gains and losses	1,446	1,079	935	1,292	328
Deferred income taxes	525	612	784	670	1,301	Unrealized foreign currency translation adjustments	83	79	69	54	43
Property and equipment, net	914	912	921	922	935	Unrecognized pension and other postretirement benefit cost	(1,156)	(1,173)	(1,188)	(1,227)	(1,244)
Goodwill	874	874	874	874	874	Total accumulated other comprehensive income (loss)	373	(15)	(184)	119	(873)
Other assets	1,791	2,159	1,605	1,799	1,822	Total shareholders' equity	18,764	19,312	19,016	19,274	18,039
Separate Accounts	8,175	8,603	8,676	8,459	8,003	Noncontrolling interest	29	29	28	28	28
						Total equity	18,793	19,341	19,044	19,302	18,067
Total assets	$129,023	$130,425	$130,874	$132,534	$130,810	Total liabilities and equity	$129,023	$130,425	$130,874	$132,534	$130,810

(1)        Reinsurance recoverables of unpaid losses related to Property-Liability were $2,099 million, $2,134 million, $2,072 million, $2,095 million and $2,176 million as of June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2010	2010	2010	2010
Book value per share

Numerator:

Shareholders’ equity	$18,764	$19,312	$19,016	$19,274	$18,039	$17,560

Denominator:

Shares outstanding and dilutive potential shares outstanding	522.0	529.0	538.4	543.3	542.7	544.3

Book value per share	$35.95	$36.51	$35.32	$35.48	$33.24	$32.26

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$18,764	$19,312	$19,016	$19,274	$18,039	$17,560

Unrealized net capital gains and losses on fixed income securities	1,062	678	573	1,138	398	(309)

Adjusted shareholders’ equity	$17,702	$18,634	$18,443	$18,136	$17,641	$17,869

Denominator:

Shares outstanding and dilutive potential shares outstanding	522.0	529.0	538.4	543.3	542.7	544.3

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$33.91	$35.22	$34.26	$33.38	$32.51	$32.83

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2010	2010	2010	2010
Return on Shareholders’ Equity

Numerator:

Net income (1)	$562	$1,327	$928	$1,150	$1,004	$1,248

Denominator:

Beginning shareholders’ equity	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242
Ending shareholders’ equity	18,764	19,312	19,016	19,274	18,039	17,560

Average shareholders’ equity (2)	$18,402	$18,436	$17,854	$18,390	$16,554	$14,901

Return on shareholders’ equity	3.1%	7.2%	5.2%	6.3%	6.1%	8.4%

Operating Income Return on Shareholders’ Equity *

Numerator:

Operating income (1)	$578	$1,661	$1,539	$1,860	$1,946	$1,802

Denominator:

Beginning shareholders’ equity	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242
Unrealized net capital gains and losses	328	(84)	(870)	112	(2,112)	(3,767)
Adjusted beginning shareholders’ equity	17,711	17,644	17,562	17,393	17,180	16,009

Ending shareholders’ equity	18,764	19,312	19,016	19,274	18,039	17,560
Unrealized net capital gains and losses	1,446	1,079	935	1,292	328	(84)
Adjusted ending shareholders’ equity	17,318	18,233	18,081	17,982	17,711	17,644

Average adjusted shareholders’ equity (2)	$17,515	$17,939	$17,822	$17,688	$17,446	$16,827

Operating income return on shareholders’ equity	3.3%	9.3%	8.6%	10.5%	11.2%	10.7%

(1)         Net income and operating income reflect a trailing twelve-month period.

(2)         Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2010	2010	2010	2010

Debt

Long-term debt	$5,907	$5,908	$5,908	$5,909	$5,909	$5,910

Capital resources

Debt	$5,907	$5,908	$5,908	$5,909	$5,909	$5,910

Shareholders’ equity
Common stock	9	9	9	9	9	9
Additional capital paid-in	3,165	3,156	3,176	3,165	3,155	3,152
Retained income	31,647	32,377	31,969	31,781	31,552	31,514
Deferred ESOP expense	(43)	(42)	(44)	(45)	(44)	(44)
Treasury stock	(16,387)	(16,173)	(15,910)	(15,755)	(15,760)	(15,782)
Unrealized net capital gains and losses	1,446	1,079	935	1,292	328	(84)
Unrealized foreign currency translation adjustments	83	79	69	54	43	60
Unrecognized pension and other postretirement benefit cost	(1,156)	(1,173)	(1,188)	(1,227)	(1,244)	(1,265)
Total shareholders’ equity	18,764	19,312	19,016	19,274	18,039	17,560

Total capital resources	$24,671	$25,220	$24,924	$25,183	$23,948	$23,470

Ratio of debt to shareholders’ equity	31.5%	30.6%	31.1%	30.7%	32.8%	33.7%

Ratio of debt to capital resources	23.9%	23.4%	23.7%	23.5%	24.7%	25.2%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(620)	$519	$296	$367	$145	$120	$(101)	$265
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	58	31	39	29	10	16	89	26
Realized capital gains and losses	(57)	(96)	(116)	144	451	348	(153)	799
(Gain) loss on disposition of operations	(6)	23	1	(9)	(2)	(1)	17	(3)
Interest credited to contractholder funds	417	418	449	445	450	463	835	913
Changes in:
Policy benefits and other insurance reserves	723	(58)	95	(163)	118	188	665	306
Unearned premiums	161	(248)	(212)	307	126	(261)	(87)	(135)
Deferred policy acquisition costs	(15)	72	44	(68)	(100)	30	57	(70)
Premium installment receivables, net	(25)	3	147	(146)	(15)	24	(22)	9
Reinsurance recoverables, net	77	(117)	(36)	(23)	(134)	(72)	(40)	(206)
Income taxes	(426)	200	22	104	1	73	(226)	74
Other operating assets and liabilities	247	(21)	(63)	(58)	80	36	226	116
Net cash provided by operating activities	534	726	666	929	1,130	964	1,260	2,094

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	5,777	8,363	5,536	8,231	4,184	4,930	14,140	9,114
Equity securities	212	642	87	1,216	1,056	1,990	854	3,046
Limited partnership interests	222	113	118	109	132	146	335	278
Mortgage loans	39	26	3	77	41	3	65	44
Other investments	46	63	23	36	25	37	109	62
Investment collections
Fixed income securities	1,184	1,201	1,475	1,281	1,269	1,122	2,385	2,391
Mortgage loans	220	88	292	146	375	263	308	638
Other investments	15	77	41	52	26	18	92	44
Investment purchases
Fixed income securities	(3,727)	(10,207)	(5,033)	(8,812)	(4,801)	(7,099)	(13,934)	(11,900)
Equity securities	(637)	(144)	(843)	(1,220)	(945)	(556)	(781)	(1,501)
Limited partnership interests	(431)	(334)	(302)	(424)	(431)	(185)	(765)	(616)
Mortgage loans	(510)	(26)	(65)	(45)	(9)	(1)	(536)	(10)
Other investments	(88)	(58)	(82)	(20)	(36)	(43)	(146)	(79)
Change in short-term investments, net	(483)	1,649	(486)	(335)	28	411	1,166	439
Change in other investments, net	(51)	(119)	(55)	(336)	(79)	(49)	(170)	(128)
Purchases of property and equipment, net	(58)	(48)	(48)	(45)	(45)	(24)	(106)	(69)
Disposition of operations	-	(1)	-	7	-	-	(1)	-
Net cash provided by (used in) investing activities	1,730	1,285	661	(82)	790	963	3,015	1,753

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term debt	(1)	-	(1)	-	(1)	-	(1)	(1)
Contractholder fund deposits	524	596	683	730	739	828	1,120	1,567
Contractholder fund withdrawals	(2,386)	(2,122)	(1,691)	(1,667)	(2,543)	(2,569)	(4,508)	(5,112)
Dividends paid	(111)	(107)	(108)	(107)	(108)	(107)	(218)	(215)
Treasury stock purchases	(239)	(305)	(147)	-	-	(5)	(544)	(5)
Shares reissued under equity incentive plans, net	8	9	2	1	11	14	17	25
Excess tax benefits on share-based payment arrangements	-	(3)	-	(3)	(2)	(2)	(3)	(4)
Other	(7)	-	(3)	(12)	(9)	6	(7)	(3)
Net cash used in financing activities	(2,212)	(1,932)	(1,265)	(1,058)	(1,913)	(1,835)	(4,144)	(3,748)

NET INCREASE (DECREASE) IN CASH	52	79	62	(211)	7	92	131	99
CASH AT BEGINNING OF PERIOD	641	562	500	711	704	612	562	612
CASH AT END OF PERIOD	$693	$641	$562	$500	$711	$704	$693	$711

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended June 30, 2011

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance
	March 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	June 30, 2011

Property-Liability	$1,351	$926	$(908)	$-	$-	$-	$1,369

Allstate Financial:
Traditional life and accident and health	702	42	(30)	-	-	-	714
Interest-sensitive life	2,236	56	(54)	(1)	-	(67)	2,170
Fixed annuity	405	8	(19)	(6)	-	(72)	316
Other	3	-	-	-	-	-	3
Sub-total	3,346	106	(103)	(7)	-	(139)	3,203

Consolidated	$4,697	$1,032	$(1,011)	$(7)	$-	$(139)	$4,572

	Change in Deferred Policy Acquisition Costs
	For the three months ended June 30, 2010

				Accretion	Amortization
				(amortization)	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	relating to realized	deceleration	unrealized	Ending
	balance	costs	before	capital gains and	(charged) credited	capital gains	balance
	March 31, 2010	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	June 30, 2010

Property-Liability	$1,357	$924	$(914)	$-	$-	$-	$1,367

Allstate Financial:
Traditional life and
accident and health	659	37	(27)	-	-	-	669
Interest-sensitive life	2,209	70	5	8	-	(67)	2,225
Fixed annuity	956	16	(18)	(2)	-	(214)	738
Other	5	-	(1)	-	-	-	4
Sub-total	3,829	123	(41)	6	-	(281)	3,636

Consolidated	$5,186	$1,047	$(955)	$6	$-	$(281)	$5,003

(1)         Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)         Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the six months ended June 30, 2011							Acquisition Costs as of June 30, 2011

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2010	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	June 30, 2011	and losses	and losses	and losses

Property-Liability	$1,377	$1,804	$(1,812)	$-	$-	$-	$1,369	$1,369	$-	$1,369

Allstate Financial:
Traditional life and accident and health	693	83	(62)	-	-	-	714	714	-	714
Interest-sensitive life	2,265	112	(108)	(11)	(17)	(71)	2,170	2,288	(118)	2,170
Fixed annuity	431	14	(33)	(31)	5	(70)	316	264	52	316
Other	3	-	-	-	-	-	3	3	-	3
Sub-total	3,392	209	(203)	(42)	(12)	(141)	3,203	3,269	(66)	3,203

Consolidated	$4,769	$2,013	$(2,015)	$(42)	$(12)	$(141)	$4,572	$4,638	$(66)	$4,572

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the six months ended June 30, 2010							Acquisition Costs as of June 30, 2010

				Accretion	Amortization			DAC before		DAC after
				(amortization)	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	relating to realized	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	capital gains and	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	June 30, 2010	and losses	and losses	and losses

Property-Liability	$1,410	$1,796	$(1,839)	$-	$-	$-	$1,367	$1,367	$-	$1,367

Allstate Financial:
Traditional life and accident and health	650	75	(56)	-	-	-	669	669	-	669
Interest-sensitive life	2,246	131	(39)	6	13	(132)	2,225	2,260	(35)	2,225
Fixed annuity	1,159	31	(43)	(3)	(1)	(405)	738	370	368	738
Other	5	-	(1)	-	-	-	4	4	-	4
Sub-total	4,060	237	(139)	3	12	(537)	3,636	3,303	333	3,636

Consolidated	$5,470	$2,033	$(1,978)	$3	$12	$(537)	$5,003	$4,670	$333	$5,003

(1)         Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)         Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Premiums written *	$6,611	$6,215	$6,242	$6,767	$6,640	$6,258	$12,826	$12,898
(Increase) decrease in unearned premiums	(165)	234	203	(319)	(110)	245	69	135
Other	11	(1)	(3)	51	(17)	-	10	(17)

Premiums earned	6,457	6,448	6,442	6,499	6,513	6,503	12,905	13,016
Claims and claims expense	(6,355)	(4,476)	(4,842)	(4,603)	(4,714)	(4,792)	(10,831)	(9,506)
Amortization of deferred policy acquisition costs	(908)	(904)	(924)	(915)	(914)	(925)	(1,812)	(1,839)
Operating costs and expenses	(685)	(730)	(726)	(706)	(664)	(704)	(1,415)	(1,368)
Restructuring and related charges	(11)	(11)	1	(9)	(14)	(11)	(22)	(25)
Underwriting (loss) income *	(1,502)	327	(49)	266	207	71	(1,175)	278

Net investment income	310	284	291	284	310	304	594	614
Periodic settlements and accruals on non-hedge derivative instruments	(3)	(4)	(3)	(2)	(1)	(1)	(7)	(2)
Income tax benefit (expense) on operations	462	(180)	(33)	(154)	(148)	(88)	282	(236)

Operating (loss) income	(733)	427	206	394	368	286	(306)	654

Realized capital gains and losses, after-tax	(6)	38	54	(69)	(69)	(123)	32	(192)
(Loss) gain on disposition of operations, after-tax	-	-	(1)	4	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	3	1	2	-	1	4	1
Net (loss) income	$(738)	$468	$260	$331	$299	$164	$(270)	$463

Catastrophe losses	$2,339	$333	$537	$386	$636	$648	$2,672	$1,284

Operating ratios *
Claims and claims expense (“loss”) ratio	98.4	69.4	75.2	70.8	72.4	73.7	83.9	73.1
Expense ratio	24.9	25.5	25.6	25.1	24.4	25.2	25.2	24.8
Combined ratio	123.3	94.9	100.8	95.9	96.8	98.9	109.1	97.9

Combined ratio excluding the effect of catastrophes *	87.1	89.7	92.5	90.0	87.0	88.9	88.4	88.0
Effect of catastrophe losses on combined ratio *	36.2	5.2	8.3	5.9	9.8	10.0	20.7	9.9
Combined ratio	123.3	94.9	100.8	95.9	96.8	98.9	109.1	97.9

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) *	87.5	89.9	92.0	89.2	88.1	89.1	88.7	88.6
Effect of catastrophe losses on combined ratio *	36.2	5.2	8.3	5.9	9.8	10.0	20.7	9.9
Effect of prior year reserve reestimates on combined ratio *	(0.7)	(0.7)	0.1	0.2	(2.3)	(0.4)	(0.7)	(1.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.3	0.5	0.4	0.6	1.2	0.2	0.4	0.7
Combined ratio	123.3	94.9	100.8	95.9	96.8	98.9	109.1	97.9

Effect of restructuring and related charges on combined ratio *	0.2	0.2	-	0.1	0.2	0.2	0.2	0.2

Effect of Discontinued Lines and Coverages on combined ratio	0.1	0.1	0.1	0.3	-	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Property-Liability Underwriting Summary
Allstate Protection	$(1,498)	$333	$(45)	$287	$209	$75	$(1,165)	$284
Discontinued Lines and Coverages	(4)	(6)	(4)	(21)	(2)	(4)	(10)	(6)
Underwriting (loss) income	$(1,502)	$327	$(49)	$266	$207	$71	$(1,175)	$278

Allstate Protection Underwriting Summary
Premiums written	$6,611	$6,216	$6,241	$6,767	$6,640	$6,258	$12,827	$12,898

Premiums earned	$6,457	$6,449	$6,441	$6,498	$6,513	$6,503	$12,906	$13,016
Claims and claims expense	(6,352)	(4,472)	(4,838)	(4,582)	(4,713)	(4,790)	(10,824)	(9,503)
Amortization of deferred policy acquisition costs	(908)	(904)	(924)	(915)	(914)	(925)	(1,812)	(1,839)
Operating costs and expenses	(684)	(729)	(725)	(705)	(663)	(702)	(1,413)	(1,365)
Restructuring and related charges	(11)	(11)	1	(9)	(14)	(11)	(22)	(25)
Underwriting (loss) income	$(1,498)	$333	$(45)	$287	$209	$75	$(1,165)	$284

Catastrophe losses	$2,339	$333	$537	$386	$636	$648	$2,672	$1,284

Operating ratios
Loss ratio	98.4	69.3	75.1	70.5	72.4	73.6	83.9	73.0
Expense ratio	24.8	25.5	25.6	25.1	24.4	25.2	25.1	24.8
Combined ratio	123.2	94.8	100.7	95.6	96.8	98.8	109.0	97.8

Effect of catastrophe losses on combined ratio	36.2	5.2	8.3	5.9	9.8	10.0	20.7	9.9

Effect of restructuring and related charges on combined ratio	0.2	0.2	-	0.1	0.2	0.2	0.2	0.2

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$(1)	$1	$-	$-	$-	$(1)	$-

Premiums earned	$-	$(1)	$1	$1	$-	$-	$(1)	$-
Claims and claims expense	(3)	(4)	(4)	(21)	(1)	(2)	(7)	(3)
Operating costs and expenses	(1)	(1)	(1)	(1)	(1)	(2)	(2)	(3)
Underwriting loss	$(4)	$(6)	$(4)	$(21)	$(2)	$(4)	$(10)	$(6)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	0.1	0.1	0.3	-	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Allstate brand (1)
Standard auto	$3,911	$3,984	$3,843	$4,028	$3,948	$4,023	$7,895	$7,971
Non-standard auto	197	210	203	223	220	237	407	457
Auto	4,108	4,194	4,046	4,251	4,168	4,260	8,302	8,428

Involuntary auto	21	19	22	18	25	16	40	41
Commercial lines	125	120	120	130	137	131	245	268
Homeowners	1,606	1,225	1,389	1,610	1,565	1,189	2,831	2,754
Other personal lines	478	413	408	468	457	399	891	856
	6,338	5,971	5,985	6,477	6,352	5,995	12,309	12,347

Encompass brand
Standard auto	154	144	149	166	169	160	298	329
Non-standard auto	-	1	1	1	1	3	1	4
Auto	154	145	150	167	170	163	299	333

Involuntary auto	3	3	2	3	3	2	6	5
Homeowners	94	79	85	98	94	80	173	174
Other personal lines	22	18	19	22	21	18	40	39

	273	245	256	290	288	263	518	551

Allstate Protection	6,611	6,216	6,241	6,767	6,640	6,258	12,827	12,898

Discontinued Lines and Coverages	-	(1)	1	-	-	-	(1)	-

Property-Liability	$6,611	$6,215	$6,242	$6,767	$6,640	$6,258	$12,826	$12,898

Allstate Protection
Standard auto	$4,065	$4,128	$3,992	$4,194	$4,117	$4,183	$8,193	$8,300
Non-standard auto	197	211	204	224	221	240	408	461
Auto	4,262	4,339	4,196	4,418	4,338	4,423	8,601	8,761

Involuntary auto	24	22	24	21	28	18	46	46
Commercial lines	125	120	120	130	137	131	245	268
Homeowners	1,700	1,304	1,474	1,708	1,659	1,269	3,004	2,928
Other personal lines	500	431	427	490	478	417	931	895

	$6,611	$6,216	$6,241	$6,767	$6,640	$6,258	$12,827	$12,898

(1)

Allstate brand premiums written by the direct channel, excluding Allstate Canada, totaled $200 million, $206 million, $184 million, $195 million, $181 million and $185 million for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.  Allstate brand premiums written by the direct channel totaled $406 million and $366 million for the six months ended June 30, 2011 and June 30, 2010, respectively. The direct channel includes call centers and the internet.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended June 30,

	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio

Allstate brand
Standard auto	$3,938	$3,969	$2,882	$2,783	$264	$78	$986	$969	73.2	70.1	6.7	2.0	25.0	24.4	(2.2)	(1.9)
Non-standard auto	205	228	142	157	8	1	48	60	69.3	68.9	3.9	0.4	23.4	26.3	(1.0)	(4.8)
Auto	4,143	4,197	3,024	2,940	272	79	1,034	1,029	73.0	70.1	6.6	1.9	24.9	24.5	(2.1)	(2.1)

Homeowners	1,457	1,416	2,493	1,169	1,795	492	325	309	171.1	82.6	123.2	34.7	22.3	21.8	0.3	(4.2)
Other personal lines (1)	587	592	590	389	207	49	165	168	100.5	65.7	35.3	8.3	28.1	28.4	6.1	(0.7)

Total Allstate brand	6,187	6,205	6,107	4,498	2,274	620	1,524	1,506	98.7	72.5	36.8	10.0	24.6	24.3	(0.8)	(2.4)

Encompass brand
Standard auto	155	185	122	135	5	1	44	50	78.7	73.0	3.2	0.5	28.4	27.0	-	1.6
Non-standard auto	1	2	1	2	-	-	-	1	100.0	100.0	-	-	-	50.0	(100.0)	-
Auto	156	187	123	137	5	1	44	51	78.9	73.3	3.2	0.5	28.2	27.3	(0.6)	1.6

Homeowners	91	96	98	62	56	15	29	29	107.7	64.6	61.5	15.6	31.9	30.2	(1.1)	(1.0)
Other personal lines (1)	23	25	24	16	4	-	6	5	104.3	64.0	17.4	-	26.1	20.0	-	(4.0)

Total Encompass brand	270	308	245	215	65	16	79	85	90.7	69.8	24.1	5.2	29.3	27.6	(0.7)	0.3

Allstate Protection	$6,457	$6,513	$6,352	$4,713	$2,339	$636	$1,603	$1,591	98.4	72.4	36.2	9.8	24.8	24.4	(0.8)	(2.3)

	Six months ended June 30,

	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio

Allstate brand
Standard auto	$7,866	$7,912	$5,642	$5,522	$282	$106	$1,960	$1,954	71.7	69.8	3.6	1.3	24.9	24.7	(1.3)	(1.0)
Non-standard auto	415	458	278	315	8	2	96	116	67.0	68.8	1.9	0.4	23.1	25.3	(2.2)	(3.1)
Auto	8,281	8,370	5,920	5,837	290	108	2,056	2,070	71.5	69.8	3.5	1.3	24.8	24.7	(1.4)	(1.1)

Homeowners	2,905	2,832	3,476	2,408	2,052	1,017	666	646	119.7	85.0	70.6	35.9	22.9	22.8	(1.2)	(2.3)
Other personal lines (1)	1,175	1,184	986	765	248	92	367	341	83.9	64.6	21.1	7.8	31.2	28.8	4.3	(2.3)

Total Allstate brand	12,361	12,386	10,382	9,010	2,590	1,217	3,089	3,057	84.0	72.7	21.0	9.8	25.0	24.7	(0.8)	(1.5)

Encompass brand
Standard auto	315	379	243	284	5	3	89	101	77.1	74.9	1.6	0.8	28.3	26.7	1.6	3.4
Non-standard auto	2	6	2	6	-	-	1	2	100.0	100.0	-	-	50.0	33.3	(50.0)	-
Auto	317	385	245	290	5	3	90	103	77.3	75.3	1.6	0.8	28.4	26.8	1.3	3.4

Homeowners	182	196	158	165	71	61	57	58	86.8	84.2	39.0	31.1	31.3	29.6	-	(1.5)
Other personal lines (1)	46	49	39	38	6	3	11	11	84.8	77.6	13.0	6.1	23.9	22.4	(4.3)	-

Total Encompass brand	545	630	442	493	82	67	158	172	81.1	78.3	15.0	10.6	29.0	27.3	0.4	1.6

Allstate Protection	$12,906	$13,016	$10,824	$9,503	$2,672	$1,284	$3,247	$3,229	83.9	73.0	20.7	9.9	25.1	24.8	(0.7)	(1.4)

(1)	Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.
(2)	Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended				Three months ended				Three months ended				Three months ended
	June 30, 2011				March 31, 2011				December 31, 2010				September 30, 2010

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,938	73.2	6.7	25.0	$3,928	70.3	0.5	24.8	$3,941	74.6	0.8	25.1	$3,961	68.7	0.4	24.5
Non-standard auto	205	69.3	3.9	23.4	210	64.8	-	22.8	216	69.4	0.5	17.6	222	61.7	-	27.5
Auto	4,143	73.0	6.6	24.9	4,138	70.0	0.4	24.7	4,157	74.4	0.8	24.7	4,183	68.4	0.4	24.6

Homeowners	1,457	171.1	123.2	22.3	1,448	67.9	17.7	23.5	1,431	77.8	30.3	24.2	1,430	80.5	23.1	24.2
Other personal lines (1)	587	100.5	35.3	28.1	588	67.3	7.0	34.4	573	75.2	9.1	33.9	591	61.4	4.4	27.3

Total Allstate brand	6,187	98.7	36.8	24.6	6,174	69.2	5.1	25.4	6,161	75.2	8.4	25.5	6,204	70.5	6.0	24.8

Encompass brand
Standard auto	155	78.7	3.2	28.4	160	75.7	-	28.1	164	76.2	1.2	27.5	173	75.7	0.6	30.1
Non-standard auto	1	100.0	-	-	1	100.0	-	100.0	1	100.0	-	200.0	2	100.0	-	50.0
Auto	156	78.9	3.2	28.2	161	75.8	-	28.5	165	76.3	1.2	28.5	175	76.0	0.6	30.3

Homeowners	91	107.7	61.5	31.9	91	65.9	16.5	30.8	93	64.5	16.1	30.1	96	63.5	13.5	32.3
Other personal lines (1)	23	104.3	17.4	26.1	23	65.2	8.7	21.8	22	77.3	4.5	22.7	23	60.9	-	30.4

Total Encompass brand	270	90.7	24.1	29.3	275	71.7	6.2	28.7	280	72.5	6.4	28.6	294	70.7	4.8	31.0

Allstate Protection	$6,457	98.4	36.2	24.8	$6,449	69.3	5.2	25.5	$6,441	75.1	8.3	25.6	$6,498	70.5	5.9	25.1

	Three months ended				Three months ended				Three months ended				Three months ended
	June 30, 2010				March 31, 2010				December 31, 2009				September 30, 2009

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,969	70.1	2.0	24.4	$3,943	69.4	0.7	25.0	$3,944	69.2	(0.3)	24.5	$3,946	68.6	1.3	24.1
Non-standard auto	228	68.9	0.4	26.3	230	68.7	0.4	24.3	231	69.3	0.4	25.1	231	63.6	0.4	25.6
Auto	4,197	70.1	1.9	24.5	4,173	69.4	0.7	25.0	4,175	69.2	(0.3)	24.5	4,177	68.4	1.3	24.1

Homeowners	1,416	82.6	34.7	21.8	1,416	87.5	37.1	23.8	1,411	65.1	20.6	23.9	1,396	75.4	22.3	22.9
Other personal lines (1)	592	65.7	8.3	28.4	592	63.5	7.3	29.2	591	66.7	6.6	28.6	601	64.1	4.0	31.6

Total Allstate brand	6,205	72.5	10.0	24.3	6,181	73.0	9.7	25.1	6,177	68.0	5.1	24.8	6,174	69.5	6.3	24.6

Encompass brand
Standard auto	185	73.0	0.5	27.0	194	76.8	1.0	26.3	205	77.5	(0.5)	25.4	221	76.9	0.5	25.4
Non-standard auto	2	100.0	-	50.0	4	100.0	-	25.0	5	80.0	-	40.0	6	66.7	-	50.0
Auto	187	73.2	0.5	27.3	198	77.3	1.0	26.2	210	77.6	(0.5)	25.7	227	76.6	0.4	26.0

Homeowners	96	64.6	15.6	30.2	100	103.0	46.0	29.0	104	57.7	9.6	29.8	108	67.6	15.7	29.6
Other personal lines (1)	25	64.0	-	20.0	24	91.7	12.5	25.0	26	88.4	3.8	23.1	26	65.4	-	26.9

Total Encompass brand	308	69.8	5.2	27.6	322	86.4	15.8	27.0	340	72.3	2.9	26.8	361	73.1	5.0	27.2

Allstate Protection	$6,513	72.4	9.8	24.4	$6,503	73.6	10.0	25.2	$6,517	68.2	5.0	24.9	$6,535	69.7	6.2	24.7

(1)   Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended				Three months ended
	June 30, 2011 (1)				March 31, 2011				December 31, 2010				September 30, 2010

	Number of			State	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	18	(9)	1.9	5.3	13	(7)(8)	1.1	4.1	14	(6) (7)	0.4	1.3	21	(7)	0.5	2.8
Non-standard auto	3		0.4	6.1	3		3.6	18.4	2		0.4	3.2	4		0.7	5.8
Auto	18		1.9	5.3	15		1.3	4.7	14	(6)	0.4	1.4	24		0.5	2.9
Homeowners (3)	18		1.5	6.0	12	(6)	1.8	9.9	10		3.2	7.4	15		1.0	4.2

Encompass brand
Standard auto	3		0.3	4.0	3		0.6	5.0	6		0.1	1.1	12		(0.1)	(1.3)
Non-standard auto	-		-	-	-		-	-	-		-	-	-		-	-
Auto	3		0.3	4.0	3		0.6	5.0	6		0.1	1.1	12		(0.1)	(1.3)
Homeowners	11	(6)	0.3	2.6	5		1.2	4.9	5		0.1	0.8	8	(6)	-	(0.1)

	Three months ended				Three months ended			Three months ended			Three months ended
	June 30, 2010				March 31, 2010			December 31, 2009			September 30, 2009

	Number of			State	Number of		State	Number of		State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	32	(6) (7)	0.2	0.5	8	0.3	2.9	15	1.5	5.5	15		1.4	6.5
Non-standard auto	5	(6)	2.7	10.9	1	0.9	22.1	4	1.1	9.4	4		1.2	5.5
Auto	33	(6)	0.3	0.9	9	0.3	3.3	17	1.5	5.6	17		1.4	6.4
Homeowners (3)	14	(6)	2.0	11.3	6	0.9	7.4	22	1.9	6.5	19	(6)	2.4	6.9

Encompass brand
Standard auto	10		(0.1)	(0.5)	6	1.5	7.1	11	1.3	9.5	13		1.6	9.6
Non-standard auto	-		-	-	-	-	-	-	-	-	-		-	-
Auto	10		(0.1)	(0.5)	6	1.4	7.1	11	1.3	9.5	13		1.6	9.6
Homeowners	7		-	(0.3)	5	0.7	5.2	10	0.6	7.9	17		2.0	4.8

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending June 30, 2011 are estimated to total $395 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.5%, 1.4%, 0.6%, 0.2%, (0.1)%, 1.5%, 1.6% and 0.5% for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.2%, 2.9%, 2.5% 1.0%, 1.7%, 1.5%, 1.5% and 2.4% for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

(4)	Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.
(7)	Includes targeted rate decreases in certain markets to improve our competitive position for target customers (multi-car residence owners).
(8)	Includes the impact of a 20.9% and 2.3% rate increases in Florida and a 12.0% rate increase in New York in the first quarter of 2011.
(9)	Includes the impact of a 20.0% and 6.0% rate increases in Florida and a 3.7% rate increase in New York in the second quarter of 2011.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
Standard auto
($ in millions)
Net premiums written
Allstate brand	$3,911	$3,984	$3,843	$4,028	$3,948	$4,023	$7,895	$7,971
Encompass brand	154	144	149	166	169	160	298	329
	4,065	4,128	3,992	4,194	4,117	4,183	8,193	8,300
Net premiums earned
Allstate brand	$3,938	$3,928	$3,941	$3,961	$3,969	$3,943	$7,866	$7,912
Encompass brand	155	160	164	173	185	194	315	379
	4,093	4,088	4,105	4,134	4,154	4,137	8,181	8,291
Incurred losses
Allstate brand	$2,882	$2,760	$2,941	$2,723	$2,783	$2,739	$5,642	$5,522
Encompass brand	122	121	125	131	135	149	243	284
	3,004	2,881	3,066	2,854	2,918	2,888	5,885	5,806
Expenses
Allstate brand	$986	$974	$990	$970	$969	$985	$1,960	$1,954
Encompass brand	44	45	45	52	50	51	89	101
	1,030	1,019	1,035	1,022	1,019	1,036	2,049	2,055
Underwriting Income
Allstate brand	$70	$194	$10	$268	$217	$219	$264	$436
Encompass brand	(11)	(6)	(6)	(10)	-	(6)	(17)	(6)
	59	188	4	258	217	213	247	430
Loss ratio
Allstate brand (1)	73.2	70.3	74.6	68.7	70.1	69.4	71.7	69.8
Encompass brand	78.7	75.7	76.2	75.7	73.0	76.8	77.1	74.9
Allstate Protection	73.4	70.5	74.7	69.1	70.3	69.8	71.9	70.0
Expense ratio
Allstate brand	25.0	24.8	25.1	24.5	24.4	25.0	24.9	24.7
Encompass brand	28.4	28.1	27.5	30.1	27.0	26.3	28.3	26.7
Allstate Protection	25.2	24.9	25.2	24.7	24.5	25.1	25.1	24.8
Combined ratio
Allstate brand	98.2	95.1	99.7	93.2	94.5	94.4	96.6	94.5
Encompass brand	107.1	103.8	103.7	105.8	100.0	103.1	105.4	101.6
Allstate Protection	98.6	95.4	99.9	93.8	94.8	94.9	97.0	94.8
Effect of catastrophe losses on loss ratio
Allstate brand	6.7	0.5	0.8	0.4	2.0	0.7	3.6	1.3
Encompass brand	3.2	-	1.2	0.6	0.5	1.0	1.6	0.8

Allstate brand standard auto domestic operating measures (2)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
Operating measures (3)
Policies in force (in thousands)	17,420	17,456	17,484	17,479	17,529	17,581	17,420	17,529
New issued applications (in thousands) (4)	472	519	526	537	498	464	991	962
New items added to existing policies (in thousands) (5)	386	363	340	394	397	367	749	764
Average premium - gross written ($) (6)	442	439	442	441	444	443	441	444
Average premium - net earned ($)	429	430	433	432	433	430	429	432
Renewal ratio (%)	89.2	88.9	88.4	88.7	89.0	88.8	89.0	88.9

Loss trends
(% change year-over-year)
Bodily injury claim frequency	(2.3)	3.1	7.7	7.5	4.2	5.4	0.3	4.8
Property damage claim frequency	(3.9)	1.2	2.4	3.7	1.9	(0.1)	(1.4)	0.9

(1)

In the first six months of 2011, Florida and New York continue to have loss ratios higher than the countrywide average, but the results in these two key states have improved for three straight quarters, reducing the pressure on countrywide results.

(2)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(3)	Refer to the Allstate Brand Domestic Operating Measures and Statistics table for descriptions of these measures.
(4)

Excluding Florida and New York (impacted by actions to improve profitability), new issued applications on a countrywide basis increased 2.4% to 422 thousand in the second quarter of 2011 from 412 thousand in the second quarter of 2010, and increased 9.3% to 871 thousand in the first six months of 2011 from 797 thousand in the first six months of 2010.

(5)	Net increases in insured cars by policy endorsement activity.
(6)

Average gross premium decreased in the second quarter and first six months of 2011 compared the same periods of 2010 primarily due to rate decreases taken from the second half of 2010 through the first quarter of 2011 to improve competitive position, as well as customer electing lower coverage levels on their policies.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
Non-standard auto
($ in millions)
Net premiums written
Allstate brand	$197	$210	$203	$223	$220	$237	$407	$457
Encompass brand	-	1	1	1	1	3	1	4
	197	211	204	224	221	240	408	461
Net premiums earned
Allstate brand	$205	$210	$216	$222	$228	$230	$415	$458
Encompass brand	1	1	1	2	2	4	2	6
	206	211	217	224	230	234	417	464
Incurred losses
Allstate brand	$142	$136	$150	$137	$157	$158	$278	$315
Encompass brand	1	1	1	2	2	4	2	6
	143	137	151	139	159	162	280	321
Expenses
Allstate brand	$48	$48	$38	$61	$60	$56	$96	$116
Encompass brand	-	1	2	1	1	1	1	2
	48	49	40	62	61	57	97	118
Underwriting Income
Allstate brand	$15	$26	$28	$24	$11	$16	$41	$27
Encompass brand	-	(1)	(2)	(1)	(1)	(1)	(1)	(2)
	15	25	26	23	10	15	40	25
Loss ratio
Allstate brand	69.3	64.8	69.4	61.7	68.9	68.7	67.0	68.8
Encompass brand	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0
Allstate Protection	69.4	64.9	69.6	62.0	69.2	69.2	67.1	69.2
Expense ratio
Allstate brand	23.4	22.8	17.6	27.5	26.3	24.3	23.1	25.3
Encompass brand	-	100.0	200.0	50.0	50.0	25.0	50.0	33.3
Allstate Protection	23.3	23.3	18.4	27.7	26.5	24.4	23.3	25.4
Combined ratio
Allstate brand	92.7	87.6	87.0	89.2	95.2	93.0	90.1	94.1
Encompass brand	100.0	200.0	300.0	150.0	150.0	125.0	150.0	133.3
Allstate Protection	92.7	88.2	88.0	89.7	95.7	93.6	90.4	94.6
Effect of catastrophe losses on loss ratio
Allstate brand	3.9	-	0.5	-	0.4	0.4	1.9	0.4
Encompass brand	-	-	-	-	-	-	-	-

Allstate brand non-standard auto domestic operating measures (1)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
Operating measures (2)
Policies in force (in thousands)	599	627	640	671	706	724	599	706
New issued applications (in thousands)	59	78	63	70	77	99	137	176
Average premium - gross written ($)	620	621	627	630	619	619	620	619
Average premium - net earned ($)	573	579	576	571	573	571	576	572
Renewal ratio (%)	70.8	70.4	70.5	70.8	72.5	71.8	70.6	72.1

Loss trends
(% change year-over-year)
Bodily injury claim frequency	(2.4)	2.3	8.1	7.1	1.4	6.6	(0.1)	3.9
Property damage claim frequency	(1.8)	0.5	0.3	3.3	0.8	3.1	(0.6)	1.9

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
Auto
($ in millions)
Net premiums written
Allstate brand	$4,108	$4,194	$4,046	$4,251	$4,168	$4,260	$8,302	$8,428
Encompass brand	154	145	150	167	170	163	299	333
	4,262	4,339	4,196	4,418	4,338	4,423	8,601	8,761
Net premiums earned
Allstate brand	$4,143	$4,138	$4,157	$4,183	$4,197	$4,173	$8,281	$8,370
Encompass brand	156	161	165	175	187	198	317	385
	4,299	4,299	4,322	4,358	4,384	4,371	8,598	8,755
Incurred losses
Allstate brand	$3,024	$2,896	$3,091	$2,860	$2,940	$2,897	$5,920	$5,837
Encompass brand	123	122	126	133	137	153	245	290
	3,147	3,018	3,217	2,993	3,077	3,050	6,165	6,127
Expenses
Allstate brand	$1,034	$1,022	$1,028	$1,031	$1,029	$1,041	$2,056	$2,070
Encompass brand	44	46	47	53	51	52	90	103
	1,078	1,068	1,075	1,084	1,080	1,093	2,146	2,173
Underwriting Income
Allstate brand	$85	$220	$38	$292	$228	$235	$305	$463
Encompass brand	(11)	(7)	(8)	(11)	(1)	(7)	(18)	(8)
	74	213	30	281	227	228	287	455
Loss ratio
Allstate brand	73.0	70.0	74.4	68.4	70.1	69.4	71.5	69.8
Encompass brand	78.9	75.8	76.3	76.0	73.2	77.3	77.3	75.3
Allstate Protection	73.2	70.2	74.5	68.7	70.2	69.8	71.7	70.0
Expense ratio
Allstate brand	24.9	24.7	24.7	24.6	24.5	25.0	24.8	24.7
Encompass brand	28.2	28.5	28.5	30.3	27.3	26.2	28.4	26.8
Allstate Protection	25.1	24.8	24.8	24.9	24.6	25.0	25.0	24.8
Combined ratio
Allstate brand	97.9	94.7	99.1	93.0	94.6	94.4	96.3	94.5
Encompass brand	107.1	104.3	104.8	106.3	100.5	103.5	105.7	102.1
Allstate Protection	98.3	95.0	99.3	93.6	94.8	94.8	96.7	94.8
Effect of catastrophe losses on loss ratio
Allstate brand	6.6	0.4	0.8	0.4	1.9	0.7	3.5	1.3
Encompass brand	3.2	-	1.2	0.6	0.5	1.0	1.6	0.8
Effect of pre-tax reserve reestimates on combined ratio*
Allstate brand	(2.1)	(0.6)	(1.2)	(0.9)	(2.1)	(0.1)	(1.4)	(1.1)
Encompass brand	(0.6)	3.1	(6.1)	(1.7)	1.6	5.1	1.3	3.4

Allstate brand auto domestic operating measures (1)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
Operating measures (2)
Policies in force (in thousands)	18,019	18,083	18,124	18,150	18,235	18,305	18,019	18,235
New issued applications (in thousands)	531	597	589	607	575	563	1,128	1,138
Average premium - gross written ($)	448	446	449	449	452	451	447	451
Average premium - net earned ($)	434	435	438	437	439	436	435	437
Renewal ratio (%)	88.5	88.1	88.0	87.9	88.3	88.0	88.3	88.2

Loss trends
(% change year-over-year)
Bodily injury claim frequency	(2.7)	2.7	7.5	7.3	3.9	5.4	(0.1)	4.6
Property damage claim frequency	(4.0)	0.9	2.2	3.6	1.8	-	(1.6)	0.9
Paid severity - bodily injury	0.4	3.6	(0.2)	1.1	(1.0)	(1.3)	2.0	(1.1)
Paid severity - property damage	1.1	0.8	(1.7)	1.0	(1.5)	0.4	1.0	(0.5)

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
Homeowners
($ in millions)
Net premiums written
Allstate brand	$1,606	$1,225	$1,389	$1,610	$1,565	$1,189	$2,831	$2,754
Encompass brand	94	79	85	98	94	80	173	174
	1,700	1,304	1,474	1,708	1,659	1,269	3,004	2,928
Net premiums earned
Allstate brand	$1,457	$1,448	$1,431	$1,430	$1,416	$1,416	$2,905	$2,832
Encompass brand	91	91	93	96	96	100	182	196
	1,548	1,539	1,524	1,526	1,512	1,516	3,087	3,028
Incurred losses
Allstate brand	$2,493	$983	$1,113	$1,151	$1,169	$1,239	$3,476	$2,408
Encompass brand	98	60	60	61	62	103	158	165
	2,591	1,043	1,173	1,212	1,231	1,342	3,634	2,573
Expenses
Allstate brand	$325	$341	$346	$346	$309	$337	$666	$646
Encompass brand	29	28	28	31	29	29	57	58
	354	369	374	377	338	366	723	704
Underwriting Income
Allstate brand	$(1,361)	$124	$(28)	$(67)	$(62)	$(160)	$(1,237)	$(222)
Encompass brand	(36)	3	5	4	5	(32)	(33)	(27)
	(1,397)	127	(23)	(63)	(57)	(192)	(1,270)	(249)
Loss ratio
Allstate brand	171.1	67.9	77.8	80.5	82.6	87.5	119.7	85.0
Encompass brand	107.7	65.9	64.5	63.5	64.6	103.0	86.8	84.2
Allstate Protection	167.4	67.7	77.0	79.4	81.4	88.5	117.7	85.0
Expense ratio
Allstate brand	22.3	23.5	24.2	24.2	21.8	23.8	22.9	22.8
Encompass brand	31.9	30.8	30.1	32.3	30.2	29.0	31.3	29.6
Allstate Protection	22.8	24.0	24.5	24.7	22.4	24.2	23.4	23.2
Combined ratio
Allstate brand	193.4	91.4	102.0	104.7	104.4	111.3	142.6	107.8
Encompass brand	139.6	96.7	94.6	95.8	94.8	132.0	118.1	113.8
Allstate Protection	190.2	91.7	101.5	104.1	103.8	112.7	141.1	108.2
Effect of catastrophe losses on loss ratio
Allstate brand	123.2	17.7	30.3	23.1	34.7	37.1	70.6	35.9
Encompass brand	61.5	16.5	16.1	13.5	15.6	46.0	39.0	31.1
Effect of pre-tax reserve reestimates on combined ratio
Allstate brand	0.3	(2.7)	(1.8)	5.2	(4.2)	(0.4)	(1.2)	(2.3)
Encompass brand	(1.1)	1.1	5.4	(7.3)	(1.0)	(2.0)	-	(1.5)

Allstate brand homeowners domestic operating measures (1)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
Operating measures (2)
Policies in force (in thousands)	6,555	6,631	6,690	6,740	6,821	6,886	6,555	6,821
New issued applications (in thousands)	123	114	126	140	151	119	237	270
Average premium - gross written ($)	989	975	963	953	933	921	983	927
Average premium - net earned ($)	856	844	825	821	803	795	850	799
Renewal ratio (%)	88.4	88.3	88.5	88.6	88.3	88.0	88.3	88.2

Loss trends
(% change year-over-year)
Claim frequency excluding catastrophe losses	(0.8)	1.7	(8.5)	(2.3)	1.7	5.1	0.4	3.3
Claim severity excluding catastrophe losses	3.4	3.5	8.0	2.1	(0.7)	(2.1)	3.5	(0.1)

(1)	Measures presented for Allstate brand exclude the Company’s Canadian operations.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2010	2010	2010	2010
Policies in Force (2)
(in thousands)
Standard auto	17,420	17,456	17,484	17,479	17,529	17,581
Non-standard auto	599	627	640	671	706	724
Auto	18,019	18,083	18,124	18,150	18,235	18,305
Homeowners	6,555	6,631	6,690	6,740	6,821	6,886

New Issued Applications (3)
(in thousands)
Standard auto	472	519	526	537	498	464
Non-standard auto	59	78	63	70	77	99
Auto	531	597	589	607	575	563
Homeowners	123	114	126	140	151	119

Average Premium - Gross Written ($) (4)
Standard auto	442	439	442	441	444	443
Non-standard auto	620	621	627	630	619	619
Auto	448	446	449	449	452	451
Homeowners	989	975	963	953	933	921

Average Premium - Net Earned ($) (5)
Standard auto	429	430	433	432	433	430
Non-standard auto	573	579	576	571	573	571
Auto	434	435	438	437	439	436
Homeowners	856	844	825	821	803	795

Renewal Ratio (%) (6)
Standard auto	89.2	88.9	88.4	88.7	89.0	88.8
Non-standard auto	70.8	70.4	70.5	70.8	72.5	71.8
Auto	88.5	88.1	88.0	87.9	88.3	88.0
Homeowners	88.4	88.3	88.5	88.6	88.3	88.0

Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	(2.3)	3.1	7.7	7.5	4.2	5.4
Non-standard auto	(2.4)	2.3	8.1	7.1	1.4	6.6
Auto	(2.7)	2.7	7.5	7.3	3.9	5.4

Property Damage Claim Frequency
(% change year-over-year)
Standard auto	(3.9)	1.2	2.4	3.7	1.9	(0.1)
Non-standard auto	(1.8)	0.5	0.3	3.3	0.8	3.1
Auto	(4.0)	0.9	2.2	3.6	1.8	-

Auto Paid Severity
(% change year-over-year)
Bodily injury	0.4	3.6	(0.2)	1.1	(1.0)	(1.3)
Property damage	1.1	0.8	(1.7)	1.0	(1.5)	0.4

Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(0.8)	1.7	(8.5)	(2.3)	1.7	5.1
Claim severity	3.4	3.5	8.0	2.1	(0.7)	(2.1)

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, loan protection and specialty auto.
(2)	Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
(3)

New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period. Does not include automobiles that are added by existing customers.

(4)

Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)

Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)

Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto (12 months prior for Encompass brand standard auto) or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Six months ended June 30, 2011

							Premium rate changes (5)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$48	$45	93.8%	$7	14.6%
Other hurricane exposure states	1,582	2,069	130.8%	1,319	83.4%
Total hurricane exposure states (2)	1,630	2,114	129.7%	1,326	81.3%		13	8.8%
Other catastrophe exposure states	1,457	1,520	104.3%	797	54.7%		18	6.5%

Total	$3,087	$3,634	117.7%	$2,123	68.8%	49	31	7.9%

						1992 to 2010 Historical Information
	1992 to 2010 Historical Information					(Adjusted for Industry Reinsurance or Insurance Mechanism)
					Effect of					Effect of
	Earned	Incurred		Catastrophe	catastrophes	Earned	Incurred		Catastrophe	catastrophes	Number of
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	premiums (4)	losses (3)	Loss ratios (3)	losses (3)	on loss ratio (3)	catastrophes

Florida	$3,637	$5,109	140.5%	$3,560	97.9%	$3,746	$3,328	88.8%	$1,778	47.5%
Other hurricane exposure states	41,697	33,381	80.1%	11,766	28.2%	41,765	33,313	79.8%	11,698	28.0%
Total hurricane exposure states (2)	45,334	38,490	84.9%	15,326	33.8%	45,511	36,641	80.5%	13,476	29.6%
Other catastrophe exposure states	38,784	29,451	75.9%	9,277	23.9%	38,785	27,609	71.2%	7,436	19.2%

Total	$84,118	$67,941	80.8%	$24,603	29.2%	$84,296	$64,250	76.2%	$20,912	24.8%	1,273

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2011.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund (“FHCF”), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.   For the period 1992 - 2010, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	-	-	20.7	12,905	2,672	2,673	20.7

Average (2)	5.0	8.3	12.9	5.7	7.9				4.8

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207
2011	5.2	36.2	-	-	20.7	12,905	2,672

Average (2)	4.1	8.2	10.8	4.5	6.9

(1)

The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)	The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.
(3)	The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended June 30, 2011
							Average
		Number		Claim and		Combined	catastrophe
Size of catastrophe		of events		claim expense		ratio impact	loss per event
Greater than $250 million		3	9.1%	$1,172	50.1%	18.1	$391
$101 million to $250 million		3	9.1	470	20.1	7.3	157
$50 million to $100 million		6	18.2	443	18.9	6.9	74
Less than $50 million		21	63.6	250	10.7	3.9	12
Total		33	100.0%	2,335	99.8	36.2	71
Prior year reserve reestimates				(17)	(0.7)	(0.3)
Prior quarter reserve reestimates				21	0.9	0.3
Total catastrophe losses				$2,339	100.0%	36.2

Six months ended June 30, 2011
							Average
		Number		Claim and		Combined	catastrophe
Size of catastrophe		of events		claim expense		ratio impact	loss per event
Greater than $250 million		3	6.1%	$1,172	43.8%	9.1	$391
$101 million to $250 million		3	6.1	470	17.6	3.6	157
$50 million to $100 million		8	16.3	609	22.8	4.7	76
Less than $50 million		35	71.5	472	17.7	3.7	13
Total		49	100.0%	2,723	101.9	21.1	56
Prior year reserve reestimates				(51)	(1.9)	(0.4)
Total catastrophe losses				$2,672	100.0%	20.7

1995 through June 30, 2011
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million
Hurricane Katrina - 2005	LA			$3,592	12.6%	0.9	$3,592
Hurricane Rita - 2005	TX			891	3.1	0.2	891
Hurricane Ike - 2008	TX			863	3.0	0.2	863
Hurricane Ivan - 2004	FL			632	2.2	0.2	632
Hurricane Charley - 2004	FL			604	2.1	0.2	604
Hurricane Frances - 2004	FL			550	1.9	0.1	550
May 2011 Tornados	TX, OH, MO			547	1.9	0.1	547
Hurricane Wilma - 2005	FL			544	1.9	0.1	544
April 27th 2011 Tornados	AL			358	1.3	0.1	358
Arizona Hail - 2010	AZ			355	1.3	0.1	355
Hurricane Jeanne - 2004	FL			335	1.2	0.1	335
October 2003 Fires	CA			300	1.1	0.1	300
Hurricane Gustav - 2008	LA			271	0.9	0.1	271
April 24th 2011 Tornados	TN			267	0.9	0.1	267
Greater than $250 million		14	1.2%	10,109	35.4	2.6	722
$101 million to $250 million		23	2.0	3,525	12.3	0.9	153
$50 million to $100 million		61	5.4	4,314	15.1	1.1	71
Less than $50 million		1,035	91.4	10,633	37.2	2.8	10
Total		1,133	100.0%	$28,581	100.0%	7.4	25

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRE-TAX PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Pre-tax Reserve Reestimates (1)

Auto	$(90)	$(19)	$(59)	$(40)	$(85)	$5	$(109)	$(80)
Homeowners	3	(38)	(21)	67	(61)	(8)	(35)	(69)
Other personal lines	36	13	80	(38)	(5)	(22)	49	(27)

Allstate Protection (2)	(51)	(44)	-	(11)	(151)	(25)	(95)	(176)

Discontinued Lines and Coverages	4	3	3	22	1	2	7	3

Property-Liability	$(47)	$(41)	$3	$11	$(150)	$(23)	$(88)	$(173)

Allstate brand	$(49)	$(48)	$5	$-	$(152)	$(34)	$(97)	$(186)
Encompass brand	(2)	4	(5)	(11)	1	9	2	10

Allstate Protection (2)	$(51)	$(44)	$-	$(11)	$(151)	$(25)	$(95)	$(176)

Effect of Pre-tax Reserve Reestimates on Combined Ratio (1)

Auto	(1.4)	(0.3)	(0.9)	(0.6)	(1.3)	0.1	(0.8)	(0.6)
Homeowners	-	(0.6)	(0.3)	1.0	(0.9)	(0.1)	(0.3)	(0.6)
Other personal lines	0.6	0.2	1.2	(0.6)	(0.1)	(0.4)	0.4	(0.2)

Allstate Protection (2)	(0.8)	(0.7)	-	(0.2)	(2.3)	(0.4)	(0.7)	(1.4)

Discontinued Lines and Coverages	0.1	-	0.1	0.4	-	-	-	0.1

Property-Liability	(0.7)	(0.7)	0.1	0.2	(2.3)	(0.4)	(0.7)	(1.3)

Allstate brand	(0.8)	(0.8)	0.1	-	(2.3)	(0.5)	(0.7)	(1.5)
Encompass brand	-	0.1	(0.1)	(0.2)	-	0.1	-	0.1

Allstate Protection (2)	(0.8)	(0.7)	-	(0.2)	(2.3)	(0.4)	(0.7)	(1.4)

(1)	Favorable reserve reestimates are shown in parentheses.

(2)

Favorable reserve reestimates included in catastrophe losses totaled $17 million and $83 million in the three months ended June 30, 2011 and 2010, respectively. Favorable reserve reestimates included in catastrophe losses totaled $51 million and $98 million in the six months ended June 30, 2011 and 2010, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended		Twelve months ended December 31,

	June 30,	March 31,
	2011	2011	2010	2009	2008	2007	2006
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,091	$1,100	$1,180	$1,228	$1,302	$1,375	$1,373
Incurred claims and claims expense	-	-	5	(8)	8	17	86
Claims and claims expense paid	1	(9)	(85)	(40)	(82)	(90)	(84)
Ending reserves	$1,092	$1,091	$1,100	$1,180	$1,228	$1,302	$1,375

Claims and claims expense paid as a percent of ending reserves	(0.1)%	0.8%	7.7%	3.4%	6.7%	6.9%	6.1%

Environmental claims
Beginning reserves	$193	$201	$198	$195	$232	$194	$205
Incurred claims and claims expense	-	-	18	13	-	63	10
Claims and claims expense paid	(1)	(8)	(15)	(10)	(37)	(25)	(21)
Ending reserves	$192	$193	$201	$198	$195	$232	$194

Claims and claims expense paid as a percent of ending reserves	0.5%	4.1%	7.5%	5.1%	19.0%	10.8%	10.8%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Investments	$59,659	$60,484	$61,582	$62,915	$61,804	$62,336	$59,659	$61,804

Premiums	$286	$312	$273	$290	$286	$289	$598	$575
Contract charges	261	257	258	258	259	255	518	514
Net investment income	694	684	692	707	723	731	1,378	1,454
Periodic settlements and accruals on non-hedge derivative instruments	19	17	13	10	11	17	36	28
Contract benefits	(422)	(454)	(443)	(445)	(485)	(442)	(876)	(927)
Interest credited to contractholder funds	(412)	(425)	(439)	(446)	(450)	(463)	(837)	(913)
Amortization of deferred policy acquisition costs	(103)	(113)	(86)	(101)	(41)	(58)	(216)	(99)
Operating costs and expenses	(110)	(109)	(115)	(118)	(116)	(120)	(219)	(236)
Restructuring and related charges	-	2	2	-	1	-	2	1
Income tax expense on operations	(72)	(55)	(51)	(47)	(63)	(70)	(127)	(133)

Operating income	141	116	104	108	125	139	257	264

Realized capital gains and losses, after-tax	40	25	23	(25)	(230)	(105)	65	(335)
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	8	-	-	-	-	5	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(5)	(26)	(43)	7	4	(2)	(31)	2
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	1	-	-	-	(18)	1	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(11)	(12)	(8)	(7)	(7)	(11)	(23)	(18)
Gain (loss) on disposition of operations, after-tax	4	(15)	-	2	1	1	(11)	2

Net income (loss)	$166	$97	$76	$85	$(107)	$4	$263	$(103)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$109	$108	$103	$107	$104	$106	$217	$210
Accident and health insurance premiums	162	161	157	157	151	156	323	307
Interest-sensitive life insurance contract charges	253	248	251	249	249	242	501	491
	524	517	511	513	504	504	1,041	1,008
Annuities
Immediate annuities with life contingencies premiums	15	43	13	26	31	27	58	58
Other fixed annuity contract charges	8	9	7	9	10	13	17	23
	23	52	20	35	41	40	75	81
Total	$547	$569	$531	$548	$545	$544	$1,116	$1,089

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies	$256	$251	$253	$247	$247	$246	$507	$493
Workplace enrolling agents	169	168	166	166	161	161	337	322
Other	122	150	112	135	137	137	272	274
Total	$547	$569	$531	$548	$545	$544	$1,116	$1,089

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Beginning balance	$46,834	$48,195	$48,936	$49,443	$51,027	$52,582	$48,195	$52,582

Deposits
Fixed annuities	142	164	180	224	237	291	306	528
Interest-sensitive life insurance	316	329	363	363	391	395	645	786
Bank and other deposits	97	213	246	262	234	252	310	486
Total deposits	555	706	789	849	862	938	1,261	1,800

Interest credited	413	410	439	445	448	462	823	910

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(306)	(487)	(49)	(3)	(827)	(954)	(793)	(1,781)
Benefits	(367)	(372)	(365)	(397)	(395)	(395)	(739)	(790)
Surrenders and partial withdrawals	(1,723)	(1,293)	(1,305)	(1,295)	(1,355)	(1,248)	(3,016)	(2,603)
Contract charges	(255)	(251)	(252)	(247)	(243)	(241)	(506)	(484)
Net transfers from separate accounts	3	3	3	3	3	2	6	5
Fair value hedge adjustments for institutional products	-	(34)	(23)	24	(74)	(123)	(34)	(197)
Other adjustments	(76)	(43)	22	114	(3)	4	(119)	1
Total maturities, benefits, withdrawals and other adjustments	(2,724)	(2,477)	(1,969)	(1,801)	(2,894)	(2,955)	(5,201)	(5,849)

Ending balance	$45,078	$46,834	$48,195	$48,936	$49,443	$51,027	$45,078	$49,443

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Benefit spread
Premiums	$286	$312	$273	$290	$286	$289	$598	$575
Cost of insurance contract charges (1)	162	162	161	161	159	156	324	315
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(287)	(319)	(307)	(310)	(346)	(303)	(606)	(649)
Total benefit spread	161	155	127	141	99	142	316	241

Investment spread
Net investment income	694	684	692	707	723	731	1,378	1,454
Implied interest on immediate annuities with life contingencies (2)	(135)	(135)	(136)	(135)	(139)	(139)	(270)	(278)
Interest credited to contractholder funds	(417)	(418)	(449)	(445)	(450)	(463)	(835)	(913)
Total investment spread	142	131	107	127	134	129	273	263

Surrender charges and contract maintenance expense fees (1)	99	95	97	97	100	99	194	199
Realized capital gains and losses	62	39	36	(38)	(353)	(162)	101	(515)
Amortization of deferred policy acquisition costs	(110)	(147)	(141)	(91)	(35)	(89)	(257)	(124)
Operating costs and expenses	(110)	(109)	(115)	(118)	(116)	(120)	(219)	(236)
Restructuring and related charges	-	2	2	-	1	-	2	1
Gain (loss) on disposition of operations	6	(23)	(1)	4	2	1	(17)	3
Income tax (expense) benefit on operations	(84)	(46)	(36)	(37)	61	4	(130)	65

Net income (loss)	$166	$97	$76	$85	$(107)	$4	$263	$(103)

Benefit spread by product group
Life insurance	$98	$93	$78	$93	$23	$88	$191	$111
Accident and health insurance	71	74	63	65	60	64	145	124
Annuities	(8)	(12)	(14)	(17)	16	(10)	(20)	6
Total benefit spread	$161	$155	$127	$141	$99	$142	$316	$241

Investment spread by product group
Annuities and institutional products	$51	$48	$31	$44	$54	$50	$99	$104
Life insurance	14	11	11	11	6	7	25	13
Allstate Bank products	6	8	7	8	8	8	14	16
Accident and health insurance	5	5	5	5	4	4	10	8
Net investment income on investments supporting capital	66	59	53	59	62	60	125	122
Total investment spread	$142	$131	$107	$127	$134	$129	$273	$263

(1) Reconciliation of contract charges
Cost of insurance contract charges	$162	$162	$161	$161	$159	$156	$324	$315
Surrender charges and contract maintenance expense fees	99	95	97	97	100	99	194	199
Total contract charges	$261	$257	$258	$258	$259	$255	$518	$514

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(287)	$(319)	$(307)	$(310)	$(346)	$(303)	$(606)	$(649)
Implied interest on immediate annuities with life contingencies	(135)	(135)	(136)	(135)	(139)	(139)	(270)	(278)
Total contract benefits	$(422)	$(454)	$(443)	$(445)	$(485)	$(442)	$(876)	$(927)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended June 30, 2011			Three months ended June 30, 2010

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.2%	1.3%	5.5%	4.4%	1.1%
Deferred fixed annuities and institutional products	4.6	3.3	1.3	4.5	3.2	1.3
Immediate fixed annuities with and without life contingencies	6.4	6.3	0.1	6.5	6.4	0.1
Investments supporting capital, traditional life and other products	3.8	n/a	n/a	3.7	n/a	n/a

	Six months ended June 30, 2011			Six months ended June 30, 2010

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.2%	1.3%	5.5%	4.4%	1.1%
Deferred fixed annuities and institutional products	4.6	3.3	1.3	4.5	3.2	1.3
Immediate fixed annuities with and without life contingencies	6.3	6.3	-	6.5	6.4	0.1
Investments supporting capital, traditional life and other products	3.7	n/a	n/a	3.7	n/a	n/a

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Net investment income	$16	$14	$15	$14	$16	$15	$30	$31
Operating costs and expenses	(98)	(91)	(86)	(95)	(101)	(97)	(189)	(198)
Income tax benefit on operations	32	31	32	31	33	32	63	65

Operating loss	(50)	(46)	(39)	(50)	(52)	(50)	(96)	(102)

Realized capital gains and losses, after-tax	2	-	(1)	1	5	2	2	7

Net loss	$(48)	$(46)	$(40)	$(49)	$(47)	$(48)	$(94)	$(95)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2011	2011	2010	2010	2010	2011	2011	2010	2010	2010

Fixed income securities, at fair value:
Tax-exempt	$8,778	$8,942	$9,394	$10,287	$12,067	$40	$61	$62	$63	$64
Taxable	18,726	19,126	18,019	19,135	17,089	47,821	49,117	49,872	51,477	50,483
Equity securities, at fair value	4,748	4,199	4,578	3,499	3,063	206	238	233	208	191
Mortgage loans	132	16	18	28	38	6,695	6,566	6,661	6,933	7,135
Limited partnership interests	2,913	2,684	2,506	2,289	2,014	1,449	1,358	1,274	1,128	1,067
Short-term, at fair value	770	473	430	454	655	1,342	874	1,297	1,038	947
Other	52	17	103	53	139	2,106	2,270	2,183	2,068	1,917
Total	$36,119	$35,457	$35,048	$35,745	$35,065	$59,659	$60,484	$61,582	$62,915	$61,804

Fixed income securities, at amortized cost:
Tax-exempt	$8,650	$8,981	$9,399	$9,900	$11,804	$39	$59	$59	$59	$60
Taxable	18,456	19,076	17,981	18,853	17,097	46,380	48,224	49,130	49,809	50,301
Ratio of fair value to amortized cost	101.5%	100.0%	100.1%	102.3%	100.9%	103.1%	101.9%	101.5%	103.4%	100.4%
Equity securities, at cost	$4,170	$3,616	$4,043	$3,266	$3,175	$159	$176	$185	$181	$181
Short-term, at amortized cost	770	473	430	454	655	1,342	874	1,297	1,038	947

	CORPORATE AND OTHER					CONSOLIDATED

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept 30,	June 30,
	2011	2011	2010	2010	2010	2011	2011	2010	2010	2010

Fixed income securities, at fair value:
Tax-exempt	$698	$706	$658	$618	$613	$9,516	$9,709	$10,114	$10,968	$12,744
Taxable	2,351	2,290	1,607	1,613	1,609	68,898	70,533	69,498	72,225	69,181
Equity securities, at fair value	-	-	-	-	-	4,954	4,437	4,811	3,707	3,254
Mortgage loans	-	-	-	-	-	6,827	6,582	6,679	6,961	7,173
Limited partnership interests	38	35	36	37	38	4,400	4,077	3,816	3,454	3,119
Short-term, at fair value	424	639	1,552	1,284	812	2,536	1,986	3,279	2,776	2,414
Other	-	-	-	2	2	2,158	2,287	2,286	2,123	2,058
Total	$3,511	$3,670	$3,853	$3,554	$3,074	$99,289	$99,611	$100,483	$102,214	$99,943

Fixed income securities, at amortized cost:
Tax-exempt	$670	$684	$637	$585	$582	$9,359	$9,724	$10,095	$10,544	$12,446
Taxable	2,307	2,268	1,580	1,580	1,581	67,143	69,568	68,691	70,242	68,979
Ratio of fair value to amortized cost	102.4%	101.5%	102.2%	103.0%	102.7%	102.5%	101.2%	101.0%	103.0%	100.6%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,329	$3,792	$4,228	$3,447	$3,356
Short-term, at amortized cost	424	639	1,552	1,284	812	2,536	1,986	3,279	2,776	2,414

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	June 30, 2011			March 31, 2011			December 31, 2010

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$315	$6,187	105.4	$257	$6,766	103.9	$276	$8,596	103.3
Municipal	116	14,673	100.8	(254)	15,246	98.4	(267)	15,934	98.4
Corporate	1,759	42,369	104.3	1,300	42,395	103.2	1,395	37,655	103.8
Foreign government	323	3,043	111.9	295	3,117	110.5	337	3,158	111.9
Residential mortgage-backed securities (“RMBS”)	(366)	5,990	94.2	(377)	6,530	94.5	(516)	7,993	93.9
Commercial mortgage-backed securities (“CMBS”)	(97)	1,986	95.3	(103)	2,053	95.2	(219)	1,994	90.1
Asset-backed securities (“ABS”)	(139)	4,142	96.8	(169)	4,111	96.1	(181)	4,244	95.9
Redeemable preferred stock	1	24	104.3	1	24	104.3	1	38	102.7
Total fixed income securities	1,912	78,414	102.5	950	80,242	101.2	826	79,612	101.0

Equity securities	625	4,954	114.4	645	4,437	117.0	583	4,811	113.8
Short-term investments	-	2,536	100.0	-	1,986	100.0	-	3,279	100.0
Derivatives	(36)	348	90.6	(30)	512	94.5	(22)	439	95.2
EMA limited partnership interests (2)	7	n/a	n/a	7	n/a	n/a	-	-	-
Unrealized net capital gains and losses, pre-tax	$2,508	$86,252	103.0	$1,572	$87,177	101.8	$1,387	$88,141	101.6

Amounts recognized for:
Insurance reserves (3)	(217)			(2)			(41)
DAC and DSI (4)	(61)			95			97
Amounts recognized	(278)			93			56

Deferred income taxes	(784)			(586)			(508)

Unrealized net capital gains and losses, after-tax	$1,446			$1,079			$935

	September 30, 2010			June 30, 2010			March 31, 2010

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$532	$11,253	105.0	$512	$9,185	105.9	$218	$8,422	102.7
Municipal	402	16,768	102.5	89	18,849	100.5	(256)	20,148	98.7
Corporate	2,334	37,204	106.7	1,445	35,935	104.2	914	34,499	102.7
Foreign government	482	3,428	116.4	350	3,252	112.1	306	3,314	110.2
RMBS	(693)	8,499	92.5	(954)	8,961	90.4	(1,231)	9,112	88.1
CMBS	(382)	1,993	83.9	(553)	2,132	79.4	(768)	2,452	76.1
ABS	(270)	4,010	93.7	(390)	3,572	90.2	(387)	3,297	89.5
Redeemable preferred stock	2	38	105.6	1	39	102.6	2	40	105.3
Total fixed income securities	2,407	83,193	103.0	500	81,925	100.6	(1,202)	81,284	98.5

Equity securities	260	3,707	107.5	(102)	3,254	97.0	371	3,807	110.8
Short-term investments	-	2,776	100.0	-	2,414	100.0	-	2,482	100.0
Derivatives	(17)	318	94.9	2	283	100.7	(18)	437	96.0
Unrealized net capital gains and losses, pre-tax	$2,650	$89,994	103.0	$400	$87,876	100.5	$(849)	$88,010	99.0

Amounts recognized for:
Insurance reserves (3)	(608)			(292)			-
DAC and DSI (4)	(49)			403			726
Amounts recognized	(657)			111			726

Deferred income taxes	(701)			(183)			39

Unrealized net capital gains and losses, after-tax	$1,292			$328			$(84)

(1)	The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2)

Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of June 30, 2011

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$4,414	$4,330	$144	$(90)	$4,384	98.1%	99.3%
Utilities	6,732	6,754	475	(45)	7,184	100.3	106.7
Consumer goods (cyclical and non-cyclical)	7,296	7,407	329	(31)	7,705	101.5	105.6
Capital goods	4,751	4,765	275	(22)	5,018	100.3	105.6
Financial services	3,899	3,849	149	(21)	3,977	98.7	102.0
Transportation	1,883	1,901	110	(14)	1,997	101.0	106.1
Basic industry	2,019	2,036	104	(9)	2,131	100.8	105.5
Communications	2,752	2,757	121	(8)	2,870	100.2	104.3
Technology	1,751	1,769	67	(6)	1,830	101.0	104.5
Energy	3,047	3,089	163	(3)	3,249	101.4	106.6
FDIC guaranteed	157	158	2	-	160	100.6	101.9
Other	1,890	1,795	75	(6)	1,864	95.0	98.6
Total corporate fixed income portfolio	40,591	40,610	2,014	(255)	42,369	100.0	104.4

U.S. government and agencies	6,413	5,872	318	(3)	6,187	91.6	96.5
Municipal	16,746	14,557	491	(375)	14,673	86.9	87.6
Foreign government	3,079	2,720	327	(4)	3,043	88.3	98.8
RMBS	7,058	6,356	203	(569)	5,990	90.1	84.9
CMBS	2,102	2,083	57	(154)	1,986	99.1	94.5
ABS	4,521	4,281	95	(234)	4,142	94.7	91.6
Redeemable preferred stock	21	23	1	-	24	109.5	114.3
Total fixed income securities	$80,531	$76,502	$3,506	$(1,594)	$78,414	95.0	97.4

(1)                      Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity.  These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $534 million, $1.43 billion, $3.63 billion and $1.12 billion, respectively.

(2)                      Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.4% for corporates, 101.2% for U.S. government and agencies, 99.9% for municipals and 103.6% for foreign governments.  Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 104.7% for corporates, 104.6% for U.S. government and agencies, 101.1% for municipals and 110.1% for foreign governments.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of June 30, 2011

	Aaa		Aa		A		Baa		Ba or lower (1)		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$6,187	$315	$-	$-	$-	$-	$-	$-	$-	$-	$6,413	$6,187	$315

Municipal
Tax exempt	1,367	82	4,063	126	2,383	40	1,202	(37)	501	(54)	9,885	9,516	157
Taxable	198	5	2,477	83	1,047	(5)	424	(37)	116	(22)	5,900	4,262	24
Auction rate securities	683	(40)	59	(6)	83	(11)	70	(8)	-	-	961	895	(65)
Sub-total	2,248	47	6,599	203	3,513	24	1,696	(82)	617	(76)	16,746	14,673	116

Corporate
Public	1,188	32	2,853	117	10,119	463	10,110	518	2,716	36	25,548	26,986	1,166
Privately placed	1,115	37	1,853	58	4,184	206	6,705	263	1,526	29	15,043	15,383	593
Sub-total	2,303	69	4,706	175	14,303	669	16,815	781	4,242	65	40,591	42,369	1,759

Foreign government	1,602	227	567	26	524	41	350	29	-	-	3,079	3,043	323

RMBS
U.S. government sponsored entities	3,374	158	-	-	-	-	-	-	-	-	3,165	3,374	158
Prime residential mortgage-backed securities	271	5	40	(1)	197	2	39	1	541	(12)	1,175	1,088	(5)
Alt-A residential mortgage-backed securities	3	-	43	(1)	72	(1)	47	1	398	(77)	904	563	(78)
Subprime residential mortgage-backed securities	-	-	66	(19)	43	(6)	86	(27)	770	(389)	1,814	965	(441)
Sub-total	3,648	163	149	(21)	312	(5)	172	(25)	1,709	(478)	7,058	5,990	(366)

CMBS	1,053	42	278	(6)	153	(14)	331	(58)	171	(61)	2,102	1,986	(97)

ABS
Collateralized debt obligations	12	-	705	(4)	377	(31)	285	(60)	411	(84)	2,211	1,790	(179)
Consumer and other asset-backed securities	1,371	37	387	4	328	3	219	(1)	47	(3)	2,310	2,352	40
Sub-total	1,383	37	1,092	-	705	(28)	504	(61)	458	(87)	4,521	4,142	(139)

Redeemable preferred stock	-	-	1	-	-	-	23	1	-	-	21	24	1
Total fixed income securities	$18,424	$900	$13,392	$377	$19,510	$687	$19,891	$585	$7,197	$(637)	$80,531	$78,414	$1,912

(1)            Securities rated below investment grade comprise securities with a rating of Ba or lower. As of June 30, 2011, 58% of our below investment grade gross unrealized losses were concentrated in RMBS, specifically Alt-A and Subprime.  The fair value of these securities totaled $1.02 billion, a decrease of 5.7%, compared to $1.08 billion as of December 31, 2010.  Gross unrealized losses on these securities totaled $478 million as of June 30, 2011, an improvement of 13.7%, compared to $554 million as of December 31, 2010, due to impairment write-downs, principal collections, sales and improved valuations, partially offset by the downgrade of certain securities to below investment grade.

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

Impairment write-downs	$(70)	$(114)	$(198)	$(137)	$(239)	$(223)	$(184)	$(462)
Change in intent write-downs	(16)	(69)	(75)	(30)	(67)	(32)	(85)	(99)
Net other-than-temporary impairment losses recognized in earnings	(86)	(183)	(273)	(167)	(306)	(255)	(269)	(561)
Sales	141	283	134	319	145	88	424	233
Valuation of derivative instruments	(50)	22	144	(133)	(283)	(155)	(28)	(438)
Settlements of derivative instruments	(3)	(89)	35	(152)	(27)	(30)	(92)	(57)
EMA limited partnership income	55	63	76	(11)	20	4	118	24
Total	$57	$96	$116	$(144)	$(451)	$(348)	$153	$(799)

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$108	$111	$118	$132	$153	$165	$219	$318
Taxable	180	169	154	152	143	130	349	273
Equity securities	32	18	25	16	23	20	50	43
Mortgage loans	1	-	1	-	-	1	1	1
Cost limited partnership interests (1)	7	5	10	3	3	3	12	6
Short-term	-	1	-	1	1	1	1	2
Other	1	1	1	1	5	1	2	6
Sub-total	329	305	309	305	328	321	634	649
Less: Investment expense	(19)	(21)	(18)	(21)	(18)	(17)	(40)	(35)
Net investment income	$310	$284	$291	$284	$310	$304	$594	$614
Net investment income, after-tax	$236	$219	$225	$225	$249	$247	$455	$496

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	4.9	4.8	4.9	4.9	4.9	4.9	4.9	4.9
Equivalent yield for tax-exempt	7.1	7.0	7.1	7.1	7.1	7.1	7.1	7.1
Taxable	3.8	3.6	3.4	3.4	3.5	3.5	3.8	3.5
Equity securities	3.3	1.9	2.7	2.0	2.9	2.0	2.6	2.3
Mortgage loans	3.2	6.7	7.1	4.2	5.4	6.0	3.2	5.8
Cost limited partnership interests	4.2	2.9	5.8	2.0	1.8	2.4	3.6	2.1
Total portfolio (3)	4.0	3.7	3.8	3.7	3.9	3.8	3.9	3.9

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$(16)	$(13)	$(29)	$76	$(23)	$(4)	$(29)	$(27)
Taxable	9	(29)	(11)	25	6	(43)	(20)	(37)
Equity securities	(2)	124	10	68	25	14	122	39
Limited partnership interests	20	46	44	(13)	15	(7)	66	8
Derivatives and other	(19)	(71)	68	(263)	(129)	(150)	(90)	(279)
Total	$(8)	$57	$82	$(107)	$(106)	$(190)	$49	$(296)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(27)	$(64)	$(63)	$(57)	$(96)	$(79)	$(91)	$(175)
Change in intent write-downs (4)	(11)	(27)	(33)	(10)	(10)	(9)	(38)	(19)
Net other-than-temporary impairment losses recognized in earnings	(38)	(91)	(96)	(67)	(106)	(88)	(129)	(194)
Sales (4)	29	172	65	228	121	41	201	162
Valuation of derivative instruments	(12)	26	47	(143)	(134)	(101)	14	(235)
Settlements of derivative instruments	(7)	(95)	21	(118)	3	(49)	(102)	(46)
EMA limited partnership income	20	45	45	(7)	10	7	65	17
Total	$(8)	$57	$82	$(107)	$(106)	$(190)	$49	$(296)

AVERAGE INVESTED ASSETS (in billions) (5)	$35.0	$34.7	$34.7	$34.9	$34.8	$34.6	$34.8	$34.7

(1)                 As of June 30, 2011, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.01 billion.

(2)                 Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                 The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments includes fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(4)                 Includes $6 million and $9 million of write-downs for equity securities effectively carried on a lower of cost or fair value basis because we do not intend to hold them until recovery for the three months ended June 30, 2011 and six months ended June 30, 2011, respectively.

(5)                 Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2011	2011	2010	2010	2010	2010	2011	2010

NET INVESTMENT INCOME
Fixed income securities	$596	$607	$614	$631	$646	$652	$1,203	$1,298
Equity securities	2	1	2	1	2	1	3	3
Mortgage loans	86	89	89	92	99	103	175	202
Cost limited partnership interests (1)	11	5	11	3	4	3	16	7
Short-term	-	1	-	1	-	1	1	1
Other	24	9	5	3	-	(2)	33	(2)
Sub-total	719	712	721	731	751	758	1,431	1,509
Less: Investment expense	(25)	(28)	(29)	(24)	(28)	(27)	(53)	(55)
Net investment income	$694	$684	$692	$707	$723	$731	$1,378	$1,454
Net investment income, after-tax	$455	$449	$453	$463	$473	$478	$904	$951

PRE-TAX YIELDS (2)
Fixed income securities	5.0	5.0	5.0	5.0	5.1	5.1	5.0	5.1
Equity securities	2.9	3.3	3.6	2.8	3.5	2.3	3.1	2.9
Mortgage loans	5.2	5.4	5.3	5.2	5.4	5.3	5.3	5.4
Cost limited partnership interests	6.3	2.7	7.0	1.8	3.3	1.9	4.5	2.6
Total portfolio (3)	4.9	4.8	4.8	4.8	4.8	4.8	4.9	4.8

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$46	$15	$(85)	$(19)	$(177)	$(92)	$61	$(269)
Equity securities	17	(2)	1	15	20	-	15	20
Mortgage loans	(3)	(4)	(17)	(1)	(28)	(25)	(7)	(53)
Limited partnership interests	30	22	28	(6)	9	(15)	52	(6)
Derivatives and other	(28)	8	109	(27)	(177)	(30)	(20)	(207)
Total	$62	$39	$36	$(38)	$(353)	$(162)	$101	$(515)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(43)	$(50)	$(134)	$(80)	$(143)	$(144)	$(93)	$(287)
Change in intent write-downs	(5)	(42)	(42)	(20)	(57)	(23)	(47)	(80)
Net other-than-temporary impairment losses recognized in earnings	(48)	(92)	(176)	(100)	(200)	(167)	(140)	(367)
Sales	112	111	68	89	18	44	223	62
Valuation of derivative instruments	(38)	(4)	99	10	(149)	(54)	(42)	(203)
Settlements of derivative instruments	4	6	14	(34)	(30)	19	10	(11)
EMA limited partnership income	32	18	31	(3)	8	(4)	50	4
Total	$62	$39	$36	$(38)	$(353)	$(162)	$101	$(515)

AVERAGE INVESTED ASSETS (in billions) (4)	$58.8	$60.2	$61.0	$61.4	$62.5	$63.9	$59.5	$63.1

(1)                 As of June 30, 2011, Allstate Financial has commitments to invest in additional limited partnership interests totaling $705 million.

(2)                 Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                 The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments include fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(4)                 Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

 - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax,

 - amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

 - gain (loss) on disposition of operations, after-tax, and

 - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio and the effect of prior year reserve reestimates on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses and prior year reserve reestimates.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the combined ratio excluding the effect of catastrophe losses and prior year reserve reestimates.  The combined ratio excluding the effect of catastrophes and prior year reserve reestimates should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the combined ratio excluding the effect of catastrophes and prior year reserve reestimates to combined ratio is provided in the schedule, “Property-Liability Results”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  Book value per share is the most directly comparable GAAP measure.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measure

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measure.  Our method for calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned or underwriting margin.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and other costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.